Fees Summary	Aug. 09, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 279,829,745.12
Previously Paid Amount	0
Total Fee Amount	41,302.87
Total Offset Amount	0
Net Fee	$ 41,302.87